REIMBURSEMENT AND SECURITY AGREEMENT


                              between


                   ATLANTIC AMERICAN CORPORATION

                                and

                        WACHOVIA BANK, N.A.


                     Dated as of June 1, 1999


                      Relating To $25,000,000
 Atlantic American Corporation Taxable Variable Rate Demand Bonds,
                            Series 1999

               REIMBURSEMENT AND SECURITY AGREEMENT


      THIS REIMBURSEMENT AND SECURITY AGREEMENT, dated as of June 1, 1999, is made and entered into by and between ATLANTIC AMERICAN CORPORATION, a Georgia corporation (the "Company"), and WACHOVIA BANK, N.A., a national banking association (the "Bank").


                       W I T N E S S E T H:

      WHEREAS,  the Company  intends to issue its Taxable  Variable  Rate Demand
Bonds, Series 1999 in the aggregate principal amount of $25,000,000 (the "Bonds") pursuant to an Indenture of Trust dated as of even date herewith (as the same may be supplemented pursuant to its terms, the "Indenture"), between the Issuer and The Bank of New York, as trustee (together with any successors in trust, the "Trustee"); and

      WHEREAS, to provide additional security for the payment of the Bonds, the Company has requested that the Bank issue an irrevocable, direct-pay letter of credit substantially in the form of Exhibit A attached hereto and by this reference made a part hereof (as the same may be amended from time to time, the "Letter of Credit"); and

      WHEREAS, the Bank is willing to issue the Letter of Credit subject to the following terms and conditions;

      NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                            ARTICLE I.

                            DEFINITIONS

      Section 1.1 Defined Terms. In addition to the words and terms defined above, the following terms when used herein shall have the following respective meanings:

      "Affiliate" means, as to any Person, (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or otherwise.

      "Agreement" means this Reimbursement and Security Agreement, as the same may be amended, modified, supplemented or restated from time to time.

      "Alternate Credit Facility" has the meaning ascribed thereto in Article I of the Indenture.

      "Business Day" means any day on which the offices of the Bank at which drawings on the Letter of Credit are made, the Trustee, the Paying Agent, the Tender Agent, the Registrar (as each such term is defined in the Indenture) and the Remarketing Agent are each open for business and on which The New York Stock Exchange is not closed.

      "Collateral" means all the collateral described in the Pledge Agreement and all of the Pledged Bond Collateral.

      "Credit Agreement" means the Credit Agreement to be entered into between the Company and the Bank in the form of Exhibit C attached hereto, as amended, restated, supplemented or otherwise modified from time to time. References to the Credit Agreement, and to any Section thereof or definitions contained therein, shall be determined without regard to whether the Credit Agreement is ever executed by the Company or the Bank, and without giving effect to any termination thereof and shall be effective regardless of whether Loans (as defined therein) are outstanding thereunder or the Commitment (as defined therein) is in effect thereunder.

      "Date of Issuance" means the date on which the Bonds are initially issued.

      "Default" means any event that, with the passage of time or giving of notice, or both, would constitute an Event of Default.

      "Default Rate" means a per annum interest rate equal to the lesser of (i) the Prime Rate plus two percent (2%) per annum, or (ii) the maximum rate permitted by applicable law.

      "Environmental Law" means any federal, state or local law, statute, ordinance, rule, regulation, permit, license, approval, interpretation, order, guidance or other legal requirement (including without limitation any subsequent enactment, amendment or modification) relating to the protection of human health or the environment, including, but not limited to, any requirement pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of materials that are or may constitute a threat to human health or the environment.

      "Event of Default" means any of the events specified in
Section 8.7 hereof.

      "Expiration Date" means the Initial Expiration Date or, if the stated term of the Letter of Credit is extended as contemplated in Section 2.2(b) hereof, the last day of each Successive Extension Period.

      "Fee Percentage" means (i) on or prior to the Initial Expiration Date, 1.80% per annum, and (ii) after the Initial Expiration Date, either (A) 1.80% per annum, or (B) the figure to which the Fee Percentage has been adjusted by the Bank pursuant to Section 2.4(b) hereof.

      "Generally Accepted Accounting Principles" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants, consistently applied and maintained on a consistent basis for the Company and its Subsidiaries on a consolidated basis throughout the period indicated and consistent with the financial practice of the Company and its Subsidiaries after the date hereof; provided, however, that, in the event that changes in Generally Accepted Accounting Principles shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Company's certified public accountants, to the extent that such changes would modify accounting terms used in this Agreement or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date this Agreement shall have been amended to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

      "Governmental  Authority"  means any  nation  or  government,  any  state, department, agency or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

      "Hazardous Material" means any substance or material meeting any one or more of the following criteria: (i) it is or contains a substance designated as a hazardous waste, hazardous substance, pollutant, contaminant or toxic substance under any Environmental Law; (ii) it is toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (iii) its presence requires investigation or remediation under an Environmental Law or common law; (iv) it constitutes a danger, nuisance, trespass or health or safety hazard to persons or property; and/or (v) it is or contains, without limiting the foregoing, petroleum hydrocarbons.

      "Initial Expiration Date" means August 5, 2000.

      "Letter of Credit Amount" means, at any time, the aggregate of the Letter of Credit - Principal Component and the Letter of Credit - Interest Component, subject to reduction or reinstatement as provided in the Letter of Credit.

      "Letter of Credit - Interest Component" has the meaning ascribed thereto in Section 2.1 hereof.

      "Letter of Credit - Principal Component" has the meaning ascribed thereto in Section 2.1 hereof.

      "Lien" means any interest in property securing an obligation owed to, or claim by, a Person other than the owner of such property, whether such interest arises by virtue of contract, statute or common law, including but not limited to the lien or security interest arising from a mortgage, security agreement, pledge, lease, conditional sale, consignment or bailment for security purposes or from attachment, judgment or execution. The term "Lien" shall include any easements, covenants, restrictions, conditions, encroachments, reservations, rights-of-way, leases and other title exceptions and encumbrances affecting real property. For the purpose of this Agreement, the Company shall be deemed to own, subject to a Lien, any proceeds of a sale with recourse of accounts receivable, any asset leased under any "sale and lease back" or similar arrangement and any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

      "Material Adverse Effect" or "Material Adverse Change" means a material adverse effect upon, or a material adverse change in, any of (i) the financial condition, operations, business or properties of the Company and its Subsidiaries, taken as a whole; (ii) the ability of the Company or any Subsidiary to perform under this Agreement or any Related Document in any material respect; (iii) the legality, validity or enforceability of this Agreement or any Related Document; or (iv) the perfection or priority of the Liens of the Bank granted under this Agreement or any Related Document or the rights and remedies of the Bank under this Agreement or any Related Document (other than a change resulting from any act or omission by the Bank).

      "Moody's" means Moody's Investors Service, Inc. and any successor thereto which is a nationally recognized rating agency.

      "Notice of Adjustment" has the meaning ascribed thereto in
Section 2.4(b) hereof.

      "Notice of Non-Extension" means a written notice delivered by the Bank to the Trustee, the Company and the Rating Agency to the effect that the Letter of Credit will not be extended for a Successive Extension Period.

      "Official Statement" means collectively the Preliminary Official Statement and the Official Statement with respect to the initial offering and sale of the Bonds.

      "Payment Date" means March 31, June 30, September 30 and December 31 of each year, commencing September 30, 1999.

      "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Pledge Agreement" means the Pledge Agreement of even date herewith executed by the Company in favor of the Bank, as the same may be amended, restated, supplemented or otherwise modified from time to time.

      "Pledged Bond Collateral" has the meaning set forth in
Section 8.1 hereof.

      "Pledged Bonds" means those Bonds which have been purchased from monies drawn under the Letter of Credit pursuant to Section 2.6(g)(ii) of the Indenture and not remarketed by the Remarketing Agent pursuant to Section 2.7 of the Indenture.

      "Prime Rate" means that rate of interest so denominated and set by the Bank from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by the Bank, which lends at rates above and below the Prime Rate. For purposes of calculating any interest rate hereunder which is based on the Prime Rate, such interest rate shall be adjusted automatically on the effective date of any change in the Prime Rate.

      "Purchase Agreement" means the Purchase Agreement as defined in the Indenture.

      "Purchase Price" has the same meaning given that term in Article I of the Indenture.

      "Rating Agency" means Moody's, Standard & Poor's and any other national rating service acceptable to the Trustee, the Remarketing Agent, the Bank and the Company that has a rating of the Bonds in effect at that time.

      "Reimbursement Note" means the promissory note dated as of even date herewith from the Company to the Bank evidencing all Tender Advances, if any, to be made under this Agreement, which note shall be substantially in the form of Exhibit B attached hereto and by this reference made a part hereof.

      "Reimbursement Obligations" means any one or more of the obligations of the Company to the Bank under this Agreement and the Reimbursement Note, including but not limited to the obligations specified in Section 2.5 of this Agreement.

      "Related Documents" means the Bonds, the Indenture, the Pledge Agreement, the Purchase Agreement, the Remarketing Agreement, the Reimbursement Note and any other instrument, document, agreement or certificate relating thereto or otherwise executed and delivered in connection with the issuance of the Bonds or the Letter of Credit.

      "Remarketing Agent" means Wachovia Securities, Inc. and its successors appointed and serving in such capacity under the Indenture.

      "Remarketing Agreement" means the Remarketing Agreement as defined in the Indenture.

       "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and any successor thereto which is a nationally recognized rating agency.

      "Subsidiary" means any corporation, partnership, limited liability company, association or other business entity of which the Company owns, directly or indirectly, more than fifty percent (50%) of the voting securities thereof.

      "Successive Extension Period" has the meaning ascribed thereto in Section 2.2(b) hereof.

      "Tender  Advance" means a loan by the Bank to the Company made pursuant to
Section 2.6 hereof and evidenced by the Reimbursement Note, the proceeds of which are used to reimburse the Bank for the amount of a corresponding Tender Drawing.

      "Tender Agent" has the meaning ascribed thereto in Article I of the Indenture.

      "Tender Drawing" means a drawing under the Letter of Credit to pay the portion of the Purchase Price of the Bonds allocable to principal.

      "Termination Date" means the earliest of (i) the close of business on the Expiration Date, (ii) the date on which the principal amount of and interest on the Bonds shall have been paid in full, (iii) the close of business on the second Business Day following conversion of the interest rate on the Bonds to a Fixed Rate (as defined in the Indenture), (iv) the date on which the Bank honors the draft drawn on the Letter of Credit pursuant to Section 3.8(a)(iii) of the Indenture following the occurrence of an Event of Default (as defined in the Indenture) and an acceleration, (v) the date on which the Bank honors the draft drawn on the Letter of Credit to purchase the Bonds following receipt by the Trustee of written notice from the Bank that an Event of Default has occurred and is continuing and a written request from the Bank that the Bonds be required to be tendered for purchase, (vi) the date the Letter of Credit is surrendered to the Bank by the Trustee for cancellation following the acceptance by the Trustee of an Alternate Credit Facility in accordance with Section 3.8(e) of the Indenture or (vii) the date the Bank honors the final drawing available under the Letter of Credit.

      "Underwriter"  means  Wachovia  Securities,   Inc.,  in  its  capacity  as
underwriter under the Purchase Agreement.

      Section 1.2 Accounting Terms. Any accounting terms used in this Agreement that are not specifically defined shall have the meanings customarily given them in accordance with Generally Accepted Accounting Principles.

      Section 1.3 Singular/Plural. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

      Section 1.4 Other Terms. All other terms contained in this Agreement shall, when the context so indicates, have the meanings provided for by the Uniform Commercial Code of the State of Georgia to the extent the same are used or defined therein.


                            ARTICLE II.

                       THE LETTER OF CREDIT

      Section 2.1 Agreement to Issue Letter of Credit. Subject to the terms and conditions hereinafter set forth, the Bank hereby agrees to issue the Letter of Credit on the Date of Issuance. The Letter of Credit shall be issued in an amount equal to the sum of (i) the aggregate principal amount of the Bonds (the "Letter of Credit - Principal Component"), plus (ii) an amount equal to fifty-two (52) days' interest on the Bonds, computed as though the Bonds bore interest at the rate of twelve percent (12%) per annum, notwithstanding the actual rate borne by the Bonds from time to time, based on a 360-day year for the actual number of days elapsed (the "Letter of Credit - Interest Component").

      Section 2.2 Term of the Letter of Credit; Extensions of the Stated Term; Cancellation or Replacement of the Letter of Credit.

      (a) The term of the Letter of Credit shall end on the Termination Date.

      (b) The initial term of the Letter of Credit is stated to expire, subject to earlier termination, on the Initial Expiration Date. The Initial Expiration Date will be automatically extended, subject to earlier termination, for successive additional periods of one calendar month each ("Successive Extension Periods") until the fifth day of the thirteenth calendar month following the calendar month during which the Company, the Trustee, and the Rating Agency receive a Notice of Non-Extension from the Bank. The Bank's decision to deliver a Notice of Non-Extension shall be made in its sole discretion and no course of dealing or other circumstance shall be deemed to require the Bank to refrain from delivering a Notice of Non-Extension. The Company shall provide prior written notice to the Trustee of any amendment or modification of this Section 2.2(b).

      (c) The Letter of Credit may be cancelled or replaced at any time without penalty or premium at the request of the Company upon satisfaction of all conditions specified in subsections (i), (ii) and (iii) hereof:

           (i) the Company shall have given not less than thirty (30) days' prior written notice to the Bank that the Company desires to cancel or replace the Letter of Credit;

           (ii) the Letter of Credit shall have been returned to the Bank for cancellation; and

           (iii)all Reimbursement Obligations (including all Letter of Credit fees) shall have been paid in full.

      Upon the cancellation or replacement of the Letter of Credit in accordance with this Section, the Bank will within ten (10) days of the effective date of such cancellation or replacement refund to the Company any unearned portion of the letter of credit fee previously paid by the Company to the Bank pursuant to
Section 2.4(a).

      Section 2.3 Reduction of Letter of Credit Amount; Restoration of Letter of Credit Amount. Without limiting the provisions of the Letter of Credit, the Letter of Credit Interest Component shall be reduced in an amount equal to any draw to pay interest on the Bonds (including interest constituting a portion of the Purchase Price of Bonds), but shall be reinstated automatically ten (10) calendar days after drawing unless the Bank shall have notified the Trustee that
(i) the Bank has not been reimbursed for said drawing or (ii) that an Event of Default has occurred and is continuing. In addition, and without limiting the provisions of the Letter of Credit, the Letter of Credit - Principal Component shall be reduced in an amount equal to any draw to pay principal of the Bonds (including any Tender Drawing), but, with respect to any Tender Drawing, such amount will be reinstated upon receipt by the Trustee of notice from the Bank that the Tender Advance applicable thereto has been repaid.

      Section 2.4    Fees Relating to Letter of Credit.

      (a) The Company hereby agrees to pay to the Bank quarterly in advance commencing on the Date of Issuance and thereafter on each Payment Date a letter of credit fee in an amount equal to one-quarter (.25) of the product of the Letter of Credit Amount in effect on the date of such payment (after giving effect to any reduction in the Letter of Credit Amount resulting from a redemption of Bonds on such date) multiplied by the Fee Percentage. The letter of credit fee shall be computed on the basis of the actual number of days elapsed over a 360-day year. If a Tender Advance is outstanding on any Payment Date, the Company shall pay to the Bank an additional letter of credit fee on any date when all or a portion of the principal amount of such Tender Advance is repaid equal to the product of the principal amount of the Tender Advance being repaid, multiplied by (1) the Fee Percentage, and (2) the number of days from the date of such repayment until the next Payment Date divided by 360.

      (b) The Bank shall have the right from time to time, by written notice delivered to the Company not less than sixty (60) days prior to the Initial Expiration Date or prior to each successive anniversary of the Initial Expiration Date (each a "Notice of Adjustment"), to adjust the Fee Percentage. Any such adjustment of the Fee Percentage shall become effective beginning on the day following the Initial Expiration Date or the next succeeding anniversary of the Initial Expiration Date, as the case may be, immediately succeeding the delivery of the related Notice of Adjustment and shall continue to be effective until a subsequent Notice of Adjustment is delivered in accordance with this subsection.

      (c) If, after the date hereof, any law or regulation shall be adopted or any change in any law or regulation or in the interpretation thereof by any Governmental Authority shall occur, which adoption or change shall either: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, the Bank, or (ii) impose on the Bank any other condition relating, directly or indirectly, to this Agreement, the Reimbursement Note or the Letter of Credit, and the result of any event referred to in clause
(i) or (ii) of this subsection shall be to increase the cost to the Bank of issuing or maintaining the Letter of Credit, then the Company shall pay to the Bank, upon demand therefor by the Bank, such additional amounts as the Bank shall reasonably determine are necessary to compensate the Bank for such increased cost, and which accrued within 90 days immediately prior to such demand, together with interest on such amount calculated at the Default Rate from the date of such demand until payment in full if such amount is not paid in full within thirty (30) days after such demand. The Bank shall deliver to the Company a certificate as to such increased cost incurred by the Bank as a result of any event mentioned in this subsection, setting forth in reasonable detail the basis therefor and the manner of calculation thereof, as soon as practicable after the Bank becomes aware of such change, which certificate shall be conclusive (absent manifest error) as to the amount set forth therein.

      (d) If after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any Governmental Authority, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations under the Letter of Credit to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy), then the Company shall pay to the Bank, upon demand therefor by the Bank, such additional amounts as the Bank shall reasonably determine are necessary to compensate the Bank for such reduced rate of return, and which accrued within 90 days immediately prior to such demand, together with interest on such amount calculated at the Default Rate from the date of such demand until payment in full if such amount is not paid in full within thirty (30) days after such demand. The Bank shall deliver to the Company a certificate as to such reduced rate of return incurred by the Bank as a result of any event mentioned in this subsection, setting forth in reasonable detail the basis therefor and the manner of calculation thereof, as soon as practicable after the Bank becomes aware of such change, which certificate shall be conclusive (absent manifest error) as to the amount set forth therein. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

      (e) The Company hereby agrees to pay to the Bank upon each drawing under the Letter of Credit in accordance with its terms a drawing fee equal to $100.00 per drawing, unless the Bank or one of its Affiliates is serving as Paying Agent pursuant to the terms of the Indenture on the date of such drawing. Such fee is due and payable on the date each drawing under the Letter of Credit is made.

      Section 2.5    Reimbursement of Drawings under Letter of
Credit.

      (a) The Company hereby agrees to pay to the Bank immediately after and on the same Business Day as any amount is drawn and paid under the Letter of Credit a sum equal to the amount so drawn; provided, however, that if the Bank makes a Tender Advance pursuant to Section 2.6 on account of a Tender Drawing, the Company's obligation to reimburse the Bank for the amount of such Tender Drawing shall be deemed satisfied by the Bank's application of the proceeds of such Tender Advance.

      (b) If the Company fails to pay to the Bank any amount when due under this Agreement, interest shall accrue on any and all such amounts at the Default Rate (in the case of interest on interest, to the maximum extent permitted by law), commencing the day after such amounts first became due until payment in full, and the Company hereby agrees to pay such accrued interest to the Bank upon demand.

      Section 2.6    Tender Advances, Prepayments, Interest
Computations and Notices.

      (a) The Bank agrees to make Tender Advances to the Company for the purpose of paying Tender Drawings arising from time to time (other than a Tender Drawing upon conversion of the interest rate on the Bonds to a "Fixed Rate" as defined in the Indenture) without further notice or request from the Company, subject to the following conditions precedent: (i) the representations and warranties contained in Article V hereof shall be true and correct on and as of the date of such Tender Drawing as if made on and as of such date; and (ii) after giving effect to the foregoing clause (i), no Default or Event of Default under this Agreement shall have occurred and be continuing. Each Tender Advance shall be in an amount equal to a corresponding Tender Drawing and the proceeds of such Tender Advance shall be applied by the Bank automatically to the payment in full of such Tender Drawing. The Company hereby agrees to pay to the Bank the aggregate unpaid principal amount of all Tender Advances, together with all accrued and unpaid interest thereon, on the Termination Date. The Tender Advances shall be made against and evidenced by and repayable as provided in the Reimbursement Note. The Company hereby authorizes the Bank to endorse on the schedule attached to the Reimbursement Note (or any continuation thereof) the amount of each Tender Advance made by the Bank to the Company hereunder, the date such Tender Advance is made and the amount of each payment or prepayment of principal of such Tender Advance received by the Bank; provided, however, that any failure by the Bank to make any such endorsement shall not limit, modify or affect the obligations of the Company hereunder or under the Reimbursement Note in respect of such Tender Advances.

      (b) The Company hereby promises to pay to the Bank interest at a rate per annum equal to the Prime Rate plus two percent (2%) on the unpaid principal amount of each Tender Advance for the period commencing on the date of such Tender Advance to, but excluding, the date such Tender Advance is paid in full; provided, however, that if the Company fails to pay any portion of the principal of or accrued interest on any Tender Advance when due, interest on the unpaid principal amount of each Tender Advance shall accrue and be payable in accordance with the provisions of Section 2.5(b). Accrued interest on each Tender Advance shall be payable (i) on each Payment Date, (ii) upon the payment or prepayment thereof (but only on the principal so paid or prepaid), and (iii) on the Termination Date.

      (c) All Tender Advances may be prepaid: (i) at any time by the Company on one (1) Business Day's notice stating the amount to be prepaid (which shall be $5,000 or a whole number multiple thereof); and (ii) at any time on behalf of the Company on one (1) Business Day's notice from the Company or the Remarketing Agent directing the Bank to deliver (or, if the Bonds are then maintained in book-entry form, authorize the release of) a specified principal amount of Pledged Bonds held by or for the benefit of the Bank for remarketing pursuant to
Section 2.7 of the Indenture. Each such notice of prepayment shall be irrevocable and shall specify the Tender Advance to be prepaid and the amount of the Tender Advance to be prepaid and the date of prepayment (which date shall be a Business Day). Upon payment to the Bank of the amount to be prepaid pursuant to clause (i) or (ii) above, together with accrued interest, as set forth in
Section 2.6(b)(ii) hereof, to the date of such prepayment on the amount to be prepaid, the outstanding obligations of the Company under the Reimbursement Note shall be reduced by the amount of such prepayment, interest shall cease to accrue on the amount prepaid, and the Bank shall release or authorize the release from the pledge and security interest created under Section 8.1 hereof a principal amount of Pledged Bonds equal to the amount of such prepayment. Such Bonds shall be delivered to (or, if the Bonds are then maintained in book-entry form, registered for the account of) the Company, in the event of a prepayment pursuant to clause (i) above, or the Remarketing Agent pursuant to Section 2.7 of the Indenture, in the event of a prepayment pursuant to clause (ii) above, as appropriate.

      Section 2.7 Form and Place of Payments; Computation of Interest. All payments by the Company to the Bank hereunder shall be made in lawful currency of the United States and in immediately available funds at the Bank's office located at 191 Peachtree Street N.E., Atlanta, Georgia 30303. Whenever any payment hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day, and any interest payable thereof shall be payable for such extended time at the specified rate. All interest (including, without limitation, interest on Tender Advances) and fees hereunder shall be computed on the basis of the actual number of days elapsed over a 360-day year and shall include the first day but exclude the last day of the relevant period.


                           ARTICLE III.

                       OBLIGATIONS ABSOLUTE

      Section 3.1 Obligations Absolute, Unconditional and Irrevocable. The obligations of the Company under this Agreement and the Related Documents shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms hereof and thereof, under all circumstances whatsoever, irrespective of any of the following circumstances:

      (a) any lack of validity or enforceability of this Agreement, the Letter of Credit, the Bonds or any of the other Related Documents;

      (b) any amendment or waiver of or any consent to departure from this Agreement, the Letter of Credit, the Bonds or all or any of the other Related Documents (except to the extent such amendment or waiver expressly relieves the Company of an obligation under this Agreement or the Related Documents);

      (c) the existence of any claim, setoff, defense or other rights which the Company or any other Person may have at any time against the Trustee, the Underwriter, the Remarketing Agent, the Paying Agent, the Tender Agent, any beneficiary or any transferee of the Letter of Credit (or any Person for whom the Trustee, the Underwriter, the Remarketing Agent, the Paying Agent, the Tender Agent, any such beneficiary or any such transferee may be acting), the Bank, or any other Person, whether in connection with this Agreement, the Letter of Credit, the Bonds or any of the other Related Documents or any unrelated transaction;

      (d) any statement or any other document presented under the Letter of Credit proves to be forged, fraudulent or invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever (absent gross negligence or willful misconduct by the Bank);

      (e) payment by the Bank under the Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit (absent gross negligence or willful misconduct by the Bank); and

      (f) any other circumstance or happening whatsoever whether or not similar to any of the foregoing.

      Nothing contained herein shall act as a waiver of any rights or claims the Company may have against the Bank or any other party listed in Section 3.1(c) above.


                            ARTICLE IV.

       CONDITIONS PRECEDENT TO ISSUANCE OF LETTER OF CREDIT

      Section 4.1 Conditions Precedent to Issuance of Letter of Credit. Each of the following is a condition precedent to the obligation of the Bank to issue the Letter of Credit.

      (a) On or before the Date of Issuance, the Bank shall have received the following documents, instruments, opinions and certificates, each in form and substance satisfactory to the Bank:

          (i) the duly executed original Reimbursement Note, together with a duly executed original counterpart of this Agreement and each of the other Related Documents;

         (ii) the opinion of counsel for the Company dated the Date of Issuance, addressed to it, in substantially the form attached to the Purchase Agreement as Exhibit "A";

        (iii) a certificate, dated the Date of Issuance, signed by the Secretary or an Assistant Secretary of the Company, certifying: (1) that attached thereto is a copy of the articles or certificate of incorporation of the Company and all amendments thereto certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, and that such organizational documents have not been amended since such date; (2) that attached thereto is a true and complete copy of the bylaws of the Company as in effect on the Date of Issuance; (3) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company, authorizing the execution, delivery and performance of this Agreement and the Related Documents, as applicable; and (4) as to the incumbency and genuineness of the signature of each officer of the Company executing this Agreement or any of the Related Documents;

         (iv) a certificate of good standing for the Company from the State of Georgia.

          (v) a certificate, dated the Date of Issuance, signed by authorized officers of the Company, certifying that there is no action, suit, proceeding, inquiry or investigation known to the Company before or by any court, public board or body pending or threatened against or affecting the Company wherein an unfavorable decision, ruling or finding would materially adversely affect (1) the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or the Related Documents, or (2) the transactions contemplated thereby;

         (vi) a  certificate,  dated the Date of Issuance,  signed by authorized officials  of the Company,  certifying  that (1) the  representations  and warranties of the Company contained in this Agreement are true and accurate in all material respects on and as of the Date of Issuance, (2) that the Company is not in violation of any of the covenants contained in this Agreement as of the Date of Issuance, (3) no Default or Event of Default has occurred and is continuing or would result from the issuance of the Letter of Credit, and (4) the Company has complied or is presently in compliance with all agreements and satisfied all conditions on its part to be observed or satisfied under the Related Documents at or prior to the Date of Issuance;

        (vii) certified copies of all approvals, authorizations, or consents of, or notices to or registrations with, any Governmental Authority required to be obtained, given or effected by the Company with respect to the Bonds or any of the Related Documents; and

       (viii)  such  other  documents,   instruments,   opinions,  certificates,
      approvals or consents as the Bank may reasonably request.

      (b) As of the Date of Issuance the Bank shall be satisfied that there has been no Material Adverse Change, and that all information, representations and materials submitted to the Bank by the Company in connection with the issuance of the Letter of Credit are accurate and complete in all material respects.

      (c) On or before the Date of Issuance:

          (i) the Company and the Trustee shall have duly authorized and executed the Indenture and the Indenture shall be in full force and effect;

         (ii) all conditions precedent to the issuance of the Bonds (and to their sale under the Purchase Agreement as specified therein) shall have occurred; and

        (iii) the Company shall have duly executed, issued and delivered the Bonds.


                            ARTICLE V.

                  REPRESENTATIONS AND WARRANTIES

      The Company represents and warrants to the Bank as of the date of this Agreement (and on the date of each Tender Advance, if any, made pursuant to this Agreement) as follows:

      Section 5.1 Representations and Warranties in the Credit Agreement. Each of the representations and warranties of the Company set forth in Article IV of the Credit Agreement is complete, true and correct as if made on and as of the date this representation and warranty is made or deemed made; provided that (i) references to the "Agreement" in Article IV of the Credit Agreement, and in any definitions of capitalized terms used in such Article, shall be deemed to be references to this Agreement, (ii) references to the "Loan Documents" in Article IV of the Credit Agreement, and in any definitions of capitalized terms used in such Article, shall be deemed to be references to the Related Documents, (iii) references to the "Note" in Article IV of the Credit Agreement, and in any definitions of capitalized terms used in such Article, shall be deemed to be references to the Reimbursement Note, (iv) references to "Default" or "Event of Default" in Article IV of the Credit Agreement, and in any definitions of capitalized terms used in such Article, shall be deemed to be references to a Default or an Event of Default under this Agreement, (v) references to "Closing Date" in Article IV of the Credit Agreement, and in any definitions of capitalized terms used in such Article (other than the definition of the capitalized term "Subsidiary"), shall be deemed to be references to the Date of Issuance, and (vi) the representation and warranty contained in Section 4.04(b) of the Credit Agreement shall not be made or deemed to be made at any time prior to the Closing Date (as such term is defined in the Credit Agreement).

      Section 5.2 Official Statement. The information relating to the Company contained or incorporated by reference in the Official Statement or otherwise supplied by the Company in writing for inclusion therein does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.


                            ARTICLE VI.

                             COVENANTS

      Until  the  Letter  of  Credit  has  terminated   and  all   Reimbursement
Obligations have been paid in full, the Company:

      Section 6.1 Covenants in the Credit Agreement. Shall observe and perform each of the covenants set forth in Article V of the Credit Agreement; provided that (i) references to the "Agreement" in Article V of the Credit Agreement, and in any definitions of capitalized terms used in such Article, shall be deemed to be references to this Agreement, (ii) references to the "Loan Documents" in
Article V of the Credit Agreement, and in any definitions of capitalized terms used in such Article, shall be deemed to be references to the Related Documents,
(iii) references to the "Note" in Article V of the Credit Agreement, and in any definitions of capitalized terms used in such Article, shall be deemed to be references to the Reimbursement Note, and (iv) references to "Default" or "Event of Default" in Article V of the Credit Agreement, and in any definitions of capitalized terms used in such Article, shall be deemed to be references to a Default or an Event of Default under this Agreement.

      Section 6.2 Modifications. Will not enter into or consent to any alteration, modification, supplement or amendment to, or accept the benefit of any waiver of any provision of, the Bonds or any Related Document.


                           ARTICLE VII.

                    EVENTS OF DEFAULT; REMEDIES

      Section 7.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

      (a) The Company shall fail to pay within 5 days following the date when due any amount payable under this Agreement or under the Reimbursement Note;

      (b) The Company shall fail to observe or perform (i) any covenant incorporated by reference from the Credit Agreement pursuant to Section 6.1 of this Agreement (and if a notice or knowledge requirement and/or cure period is associated with such covenant under the Credit Agreement prior to any violation thereof becoming an Event of Default under the Credit Agreement, such notice or knowledge requirement shall have been met and/or such cure period shall have expired, as applicable), or (ii) the covenant contained in Section 6.2 of this Agreement;

      (c) Any representation, warranty, certification or statement made or deemed made by the Company in Article V of this Agreement, in any Related Document, or in any certificate, financial statement or other document delivered pursuant to this Agreement or any Related Document shall prove to have been incorrect in any material respect when made or deemed made;

      (d) An Event of Default under the Credit Agreement shall occur and be continuing (provided that the reference to Material Adverse Effect contained in Section 6.01(n) of the Credit Agreement shall be determined as if the reference to "Loan Documents" in the definition of Material Adverse Effect contained in the Credit Agreement was a reference to this Agreement or any Related Document); or

      (e) A default or event of default as defined in any Related Document shall occur and be continuing.

      Section 7.2 Remedies. Upon the occurrence and during the continuance of any Event of Default:

      (a)  Acceleration of  Indebtedness.  The Bank may, in its sole discretion,
(i) declare all Tender Advances and all other amounts due hereunder and all interest accrued thereon to be immediately due and payable, and upon such declaration the same shall become and be immediately due and payable, without presentment, protest or other notice of any kind, all of which are, except as expressly provided herein, hereby waived by the Company, (ii) notify the Trustee in writing that an Event of Default has occurred and is continuing and request that (1) the Bonds be accelerated pursuant to Section 6.2 of the Indenture, or
(2) all of the Bonds be required to be tendered for purchase, and (iii) pursue all remedies available to it by contract, at law or in equity, including but not limited to its rights under the Pledge Agreement.

      (b) Right of Set-off. The Bank may, and is hereby authorized by the Company, at any time and from time to time, to the fullest extent permitted by applicable laws, without advance notice to the Company (any such notice being expressly waived by the Company), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and any other indebtedness at any time owing by, the Bank or any of its Affiliates, to or for the credit or the account of the Company against any or all of the obligations of the Company under this Agreement now or hereafter existing, whether or not such obligations have matured. The Bank agrees promptly to notify the Company after any such set-off or application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

      (c) Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the Bank's rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by the Bank of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, under any Related Documents or under any other agreement between the Company and the Bank or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Company and the Bank or their agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the Related Documents or to constitute a waiver of any Event of Default.


                           ARTICLE VIII.

                           PLEDGED BONDS

      Section 8.1 The Pledge. The Company hereby pledges, assigns, hypothecates, transfers, and delivers to the Bank all its right, title and interest to, and hereby grants to the Bank a first lien on, and security interest in, all right, title and interest of the Company in and to the following (hereinafter collectively called the "Pledged Bond Collateral"):

          (i)   all Pledged Bonds;

         (ii) all income, earnings, profits, interest, premium or other payments in whatever form in respect of the Pledged Bonds; and

        (iii) all proceeds (cash and non-cash) arising out of the sale, exchange, collection, enforcement or other disposition of all or any portion of the Pledged Bonds.

The Pledged Bond Collateral shall serve as security for the payment and performance when due of the Reimbursement Obligations. The Company shall deliver, or cause to be delivered, the Pledged Bonds to the Bank or to a pledge agent designated by the Bank immediately upon receipt thereof or, in the case of Pledged Bonds held under a book-entry system administered by The Depository Trust Company ("DTC"), New York, New York (or any other clearing corporation), the Company shall cause the Pledged Bonds to be reflected on the records of DTC (or such other clearing corporation) as a position held by the Bank (or a pledge agent acceptable to the Bank) as a DTC participant (or a participant in such other clearing corporation) and the Bank (or its pledge agent) shall reflect on its records that the Pledged Bonds are owned beneficially by the Company subject to the pledge in favor of the Bank.

      Section 8.2 Remedies Upon Default. If any Event of Default shall have occurred and be continuing, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Company or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Bond Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Bond Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Bond Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby expressly waived and released. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Bond Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Reimbursement Obligations in such order as the Bank may elect, the Company remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Bank of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Bank account for the surplus, if any, to the Company. The Company agrees that the Bank need not give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Company if it has signed after Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to the Bank in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Reimbursement Obligations, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of Georgia at that time.

      If the Bank sells any of the  Pledged  Bond  Collateral  pursuant  to this
Section 8.2, the Bank agrees that it will reinstate the Letter of Credit in an amount sufficient to cover all principal and accrued interest on the Bonds so sold for up to fifty-two (52) days at twelve percent (12%) per annum (computed on the basis of a 360-day year).

      Section 8.3 Valid Perfected First Lien. The Company covenants that the pledge, assignment and delivery of the Pledged Bond Collateral hereunder will create a valid, perfected, first priority security interest in all right, title or interest of the Company in or to such Pledged Bond Collateral, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Company which would include the Pledged Bond Collateral. The Company covenants and agrees that it will defend the Bank's right, title and security interest in and to the Pledged Bond Collateral and the proceeds thereof against the claims and demands of all persons whomsoever.

      Section 8.4 Release of Pledged Bonds. Pledged Bonds shall be released from the security interest created hereunder upon satisfaction of the Reimbursement Obligations with respect to such Pledged Bonds as provided in Section 2.8 of the Indenture.


                            ARTICLE IX.

                           MISCELLANEOUS

      Section 9.1 Costs, Expenses and Taxes. The Company agrees to pay on demand all reasonable out-of-pocket expenses of the Bank, including reasonable fees and disbursements of counsel, in connection with: (i) the preparation, execution, delivery, and filing, if required, of this Agreement, the Letter of Credit, the Related Documents and otherwise in connection with the issuance of the Bonds,
(ii) any  amendments,  supplements,  consents or waivers hereto or thereto,  and
(iii) the enforcement of this Agreement, the Bonds, the Letter of Credit and the Related Documents and any other documents which may be delivered in connection herewith or therewith. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement and the Related Documents and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. It is the intention of the parties hereto that the Company shall pay amounts referred to in this Section directly. In the event the Bank pays any of the amounts referred to in this Section directly, the Company will reimburse the Bank for such advances and interest on such advance shall accrue, if not reimbursed within 10 days of notice from the Bank, until reimbursed at the Default Rate.

      Section 9.2 Indemnification. From and at all times after the date of this Agreement, and in addition to all of the Bank's other rights and remedies against the Company, the Company agrees to indemnify, defend and hold harmless the Bank, and each director, officer, employee, agent, successor, assign and affiliate of the Bank from and against the following (collectively "Costs"): any and all claims (whether valid or not), losses, damages, actions, suits, inquiries, investigations, administrative proceedings, judgments, liens, liabilities, penalties, fines, amounts paid in settlement, requirements of Governmental Authorities, punitive damages, interest, damages to natural resources and other costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees and expenses actually incurred, court costs and fees, and consultant and expert witness fees and expenses) arising in any manner, directly or indirectly, out of or by reason of
(a) the negotiation, preparation, execution or performance of this Agreement or the Related Documents, or any transaction contemplated herein or therein, whether or not the Bank or any other party protected under the indemnity agreement under this paragraph is a party to any action, proceeding or suit in question, or the target of any inquiry or investigation in question; provided, however, that no indemnified party shall have the right to be indemnified hereunder for any liability resulting from the willful misconduct or gross negligence of such indemnified party (as finally determined by a court of competent jurisdiction), (b) any breach of any of the covenants, warranties or representations of the Company hereunder or under any Related Document, (c) any violation or alleged violation of any Environmental Law, federal or state securities law, common law, equitable requirement or other legal requirement by the Company or with respect to any property owned, leased or operated by the Company (in the past, currently or in the future), (d) by reason of any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Official Statement, or in any supplement or amendment thereto, or the omission to state therein a material fact necessary to make such statements, in the light of the circumstances under which they are or were made, not misleading (other than statements or information supplied by the Bank for incorporation in the Official Statement); (e) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit (unless such Cost was caused by the willful misconduct or gross negligence of the Bank); and/or (f) any presence, generation, treatment, storage, disposal, transport, movement, release, suspected release or threatened release of any Hazardous Material on, in, to or from any property (or any part thereof including without limitation the soil and groundwater thereon and thereunder) owned, leased or operated by the Company (in the past, currently or in the future).

      All of the foregoing Costs and obligations of the Company shall be additional obligations hereunder. In the event the Bank or any other indemnified party shall suffer or incur any Costs, the Company shall pay to the indemnified party the total of all such Costs suffered or incurred by the party, and fulfill its other obligations hereunder, on demand.

      Without limiting the foregoing, the Company shall be obligated to pay, on demand, the costs of any investigation, monitoring, assessment, enforcement, removal, remediation, restoration or other response or corrective action undertaken by the Bank or any other indemnified party, or their respective agents, with respect to any property owned, leased or operated by the Company.

      It is expressly understood and agreed that the obligations of the Company under this Section shall not be limited to any extent by the term of the Letter of Credit or this Agreement and shall remain in full force and effect unless and until expressly terminated by Bank in writing.

      Section 9.3 Notices. All demands, notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered, if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt), or five (5) days after being mailed, if mailed by first class, registered or certified mail, postage prepaid, to the address or telecopy number set forth below:

      Party          Address

      Company        Atlantic American Corporation
                     4370 Peachtree Street N.E.
                     Atlanta, Georgia   30319-3000
                     Attention:Hilton H. Howell, Jr.
                          President and Chief Executive
                     Officer
                     Telephone:(404) 266-5505
                     Telecopy: (404) 231-2123

      with a copy to:     Mark L. Hanson, Esq.
                     Jones, Day, Reavis & Pogue
                     3500 SunTrust Plaza
                     303 Peachtree Street
                     Atlanta, Georgia 30308
                     Telephone:(404) 521-3939
                     Telecopy: (404) 581-8330

      Bank           Wachovia Bank, N.A.
                     191 Peachtree Street N.E.
                     Atlanta, Georgia   30303-1757
                     Attention:William J. Darby
                     Telephone:(404) 332-1371
                     Telecopy: (404) 332-5016

      with copies to:Wachovia Bank, N.A.
                     International Operations
                       Standby Letters of Credit, NC-30034
                     401 Linden Street
                       Winston-Salem, North Carolina 27101

                     Wachovia Securities, Inc.
                     100 North Main Street
                       Winston-Salem, North Carolina 27101
                        Attention: Fixed Income Sales and
                     Trading/Money Market Desk

      Trustee        The Bank of New York
                     100 Ashford Center North, Suite 520
                     Atlanta, Georgia 30338
                     Attention:Corporate Trust Department
                     Telephone:(770) 698-5190
                     Facsimile:(770) 698-5195

The Company, the Bank or the Trustee may, by notice given hereunder, designate any further or different addresses or telecopy numbers to which subsequent demands, notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

      Section 9.4 Payment from Bank's Funds. The Bank hereby covenants and agrees that any payments under the Letter of Credit will be made with the Bank's own funds and not with funds of the Issuer or the Company.

      Section 9.5 Limited Liability of the Bank. As between the Company and the Bank, the Company agrees to assume, absent gross negligence or willful misconduct by the Bank, all risk of the acts or omissions of the Trustee (and any transferee of the Letter of Credit) with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee (or transferee) and any beneficiary in connection therewith; (b) the validity, or genuineness of documents, or of any endorsement(s) thereon, accepted by the Bank in good faith, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged; or (c) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except that the Company shall have a claim against the Bank, and the Bank shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which were caused by: (y) the Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms thereof; or (z) the Bank's willful failure to pay under the Letter of Credit after the presentation to it by the Trustee (or a successor trustee under the Indenture to whom the Letter of Credit has been transferred in accordance with its terms) of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may in good faith accept documents that appear on their face to be in order without responsibility for further investigation.

      Section 9.6 Continuing Obligations; Revival of Obligations. The obligations of the Company under this Agreement shall continue until all amounts due and owing to the Bank hereunder as of the Termination Date shall have been paid in full; provided, however, that the obligations of the Company pursuant to Sections 9.1 and 9.2 hereof shall survive the termination of this Agreement. The Company further agrees that to the extent the Company makes a payment to the Bank, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other similar state or federal statute, common law or principles of equity, then, to the extent of such repayment by the Bank, the Reimbursement Obligations or part thereof intended to be satisfied by such payment shall be revived and continued in full force and effect as if such payment had not been received by the Bank.

      Section 9.7 Confirmation of Lien. The Company hereby grants to the Bank, to secure payment by the Company of sums due hereunder, a lien on moneys or instruments (at such times as they become payable to the Company under the Indenture) which the Company has an interest in or title to pursuant to Sections 4.1, 4.2 or 4.4 of the Indenture, now or hereafter held in the Bond Fund, Initial Fund or Bond Purchase Fund (as such terms are defined in the Indenture) or otherwise by the Trustee under any provision of the Indenture and in the right of the Company to receive any such moneys or instruments. The Bank hereby confirms that such lien is and shall be junior and subordinate to the lien on such moneys in favor of the holders of the Bonds and the Trustee.

      Section 9.8 Notice of Certain Controlling Acquisitions. The Bank shall provide or cause to be provided written notice to the Trustee, the Remarketing Agent, and the Holders (as defined in the Indenture) thirty days prior, where reasonable, and not more than thirty days subsequent to the consummation of any transaction that would result in the Company controlling or being controlled by the Bank. The Bank acknowledges that the foregoing sentence supercedes any exemptions from the continuing disclosure requirement pursuant to Rule 15c2-12(b)(5) of the Securities and Exchange Act of 1934.

      Section 9.9 Controlling Law. This Agreement has been executed, delivered and accepted at, and shall be deemed to have been made in, the State of Georgia and shall be interpreted in accordance with the internal laws (as opposed to conflicts of laws provisions) of the State of Georgia.

      Section 9.10 Successors and Assigns. This Agreement shall be binding upon the Company, its successors and assigns and all rights against the Company arising under this Agreement shall be for the sole benefit of the Bank.

      Section 9.11 Assignment and Sale. Without the prior written consent of the Bank, the Company may not sell, assign or transfer this Agreement or any of the Related Documents or any portion hereof or thereof, including without limitation the Company's rights, title, interests, remedies, powers, and duties hereunder or thereunder.

      Section 9.12 Amendment. This Agreement can be amended or modified only by an instrument in writing signed by the parties. The Company must provide the Trustee with written notice of any amendment or modification of this Agreement, including but not limited to an amendment or modification of Section 2.2(b).

      Section 9.13 Severability. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, such determination shall not invalidate or render unenforceable any other provision hereof.

      Section 9.14 Entire Agreement. THIS AGREEMENT AND THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED CONTEMPORANEOUSLY HEREWITH EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT AND THE DOCUMENTS AND INSTRUMENTS
EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      Section 9.15 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, together shall constitute but one and the same instrument.

      Section  9.16  Captions.   The  captions  to  the  various   sections  and
subsections of this Agreement have been inserted for convenience only and shall not limit or affect any of the terms hereof.

     [The remainder of this page is left blank intentionally.]

      IN WITNESS WHEREOF, the parties hereto have caused this Reimbursement and Security Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                          ATLANTIC AMERICAN CORPORATION


                          By:
                    ___________________________________(SEAL)
                    Name:___________________________________
                                     Title:
                          -----------------------------------



                          WACHOVIA BANK, N.A.


                          By:
                    ___________________________________(SEAL)
                    Name:___________________________________
                                     Title:
                          -----------------------------------







              (Reimbursement and Security Agreement)

                             EXHIBIT A

                   IRREVOCABLE LETTER OF CREDIT
                         No. LC ___-______


                           June 24, 1999

The Bank of New York, as Trustee
100 Ashford Center North, Suite 520
Atlanta, Georgia 30338
Attention:  Corporate Trust Department


Ladies and Gentlemen:

      1. We hereby establish, at the request and for the account of Atlantic American Corporation, a Georgia corporation (the "Company"), in your favor, as Trustee, for the benefit of the holders of the Bonds (as hereinafter defined), under the Indenture of Trust dated as of June 1, 1999 (the "Indenture") between the Company and the Trustee, pursuant to which $25,000,000 in aggregate principal amount of the Company's Taxable Variable Rate Demand Bonds, Series 1999 (the "Bonds") are being issued, our Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit"), in the amount of $25,433,334 (as more fully described below), effective immediately and expiring on the earliest to occur of any of the following (the "Termination Date"): (i) the close of business on July 5, 2000, or, if such date is extended pursuant to Section 2.2(b) of the Reimbursement and Security Agreement dated as of June 1, 1999 between the Company and us (the "Reimbursement Agreement"), the date as so extended, (ii) the date on which the principal amount of and interest on the Bonds shall have been paid in full, (iii) the close of business on the second Business Day following conversion of the interest rate on the Bonds to a Fixed Rate (as defined in the Indenture), (iv) the date on which we honor the draft drawn hereunder pursuant to Section 3.8(a)(iii) of the Indenture following the occurrence of an Event of Default under the Indenture and an acceleration, (v) the date on which we honor a draft drawn hereunder to purchase the Bonds following your receipt of written notice from us that an Event of Default under the Reimbursement Agreement has occurred and is continuing and a written request from us that the Bonds be required to be tendered for purchase, (vi) the date this Letter of Credit is surrendered to us by you for cancellation following the acceptance by you of an Alternate Credit Facility (as defined in the Indenture) in accordance with Section 3.8(e) of the Indenture, or (vii) the date we honor the final drawing available hereunder.

      2. We hereby irrevocably authorize you to draw on us in accordance with the terms and conditions, and subject to reductions in amount and reinstatement, as hereinafter set forth, by your drafts, an aggregate amount not exceeding $25,433,334 (the "Letter of Credit Amount"), of which an aggregate amount not exceeding $25,000,000 may be drawn upon with respect to payment of principal of the Bonds or that portion of the purchase price of Bonds tendered for purchase ("Purchase Price") corresponding to principal (the "Letter of Credit Amount-Principal Component"), and of which an aggregate amount not exceeding $433,334 (but no more than an amount equal to accrued interest on the Bonds for the immediately preceding fifty-two (52) days, computed as though the Bonds bore interest at the rate of twelve percent (12%) per annum notwithstanding the actual rate borne by the Bonds from time to time, based on a 360-day year) may be drawn upon with respect to payment of interest on the Bonds or that portion of the Purchase Price of Bonds corresponding to interest (the "Letter of Credit Amount-Interest Component"). The foregoing maximum amounts comprising the Letter of Credit Amount-Principal Component and the Letter of Credit Amount-Interest Component will be reduced upon redemption of any Bonds as provided in Section
2.18 of the Indenture or upon payment of Bonds at maturity or upon defeasance of any Bonds pursuant to Article V of the Indenture, and in such circumstances you shall deliver to us a certificate in the form of Exhibit 5 attached hereto.

      3. Only you, as Trustee may make drawings under this Letter of Credit. Upon the payment to you or your account of the amount specified in a draft drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such draft, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such draft to you or to any other person who may have made to you or who makes to you a demand for purchase of, or payment of principal of or interest on any Bond. Bonds that are registered in the name of, or held by or for the account of the Company or are held or required to be held for our benefit pursuant to Section 2.8(b) of the Indenture ("Pledged Bonds") shall not be entitled to any benefit of this Letter of Credit.

      4. The Letter of Credit Amount-Principal Component and the Letter of Credit Amount-Interest Component, as the case may be, shall be reduced immediately following our honoring any draft drawn hereunder to pay principal of, or interest on, the Bonds, to pay the interest portion of the Purchase Price of the Bonds, or to pay the principal portion of the Purchase Price of the Bonds (a "Tender Drawing"), in each case by an amount equal to the amount of such draft.

      5. On the tenth calendar day following each drawing hereunder to pay interest on the Bonds (including interest constituting a portion of the Purchase Price of Bonds), the amount so drawn shall be reinstated to the Letter of Credit Amount-Interest Component unless you shall have theretofore received written notice from us to the effect that (i) we have not been reimbursed in full by the Company for the amount of such drawing, together with interest, if any, owing thereon pursuant to the Reimbursement Agreement and the amount of such drawing will not be reinstated or (ii) an Event of Default under the Reimbursement Agreement between the Company and us has occurred and is then continuing and a written request that (1) the Bonds be accelerated pursuant to Section 6.2 of the Indenture, or (2) all of the Bonds be required to be tendered for purchase.

      6. Immediately upon our written notice to you that we have been reimbursed for any loan or advance made by us to the Company, the proceeds of which loan or advance were used by the Company to reimburse us for a Tender Drawing hereunder, the amount so drawn shall be restored, as of the date of the Tender Drawing, to the Letter of Credit Amount-Principal Component.

      7. Subject to the provisions of Paragraphs 5 and 6 hereof, drawings hereunder honored by us shall not, in the aggregate, exceed the Letter of Credit Amount, as reduced from time to time pursuant to the terms hereof.

      8. Funds under this Letter of Credit are available to you against (a) your draft payable on the date such draft is drawn on us, stating on its face: "Drawn under Wachovia Bank, N.A. Irrevocable Letter of Credit No. LC ___-______"; (b) if the drawing is being made with respect to payment of principal of the Bonds, a certificate signed by you in the form of Exhibit 1 attached hereto appropriately completed; (c) if the drawing is being made with respect to payment of interest on the Bonds, a certificate signed by you in the form of
Exhibit 2 attached hereto appropriately completed; (d) if the drawing is a Tender Drawing, a certificate signed by you in the form of Exhibit 3 attached hereto appropriately completed; and (e) simultaneously with any Tender Drawing being made hereunder, a certificate signed by you in the form of Exhibit 4 attached hereto appropriately completed regarding the portion of the Purchase Price of the Bonds corresponding to interest. Such draft(s) and certificate(s) shall be dated the date of presentation, which shall be made at our office located at 401 Linden Street, Winston-Salem, North Carolina 27101, Attention:
International Operations, Standby Letters of Credit, NC-30034 (or any other office which may be designated by us by written notice delivered to you). If we receive your draft(s) and certificate(s) at such office, all in strict conformity with the terms and conditions of this Letter of Credit, at or prior to 11:00 a.m., Winston-Salem, North Carolina time, on a Business Day on or prior to the Termination Date, we will honor the same no later than 1:00 p.m., Winston-Salem, North Carolina time, on the same Business Day in accordance with your payment instructions. Presentation of drawings to pay the Purchase Price of Bonds also may be made by a telecopy transmission of the documents described in the applicable subparagraphs (a) through (e) above to Telecopier No. (336) 735-0950 (with transmission confirmed by call to Telephone No. (800) 522-9487) or such other telecopier and telephone numbers that we hereafter designate by written notice delivered to you. If we receive your drafts and certificates (as referenced in subparagraphs (a) through (e) above) after 11:00 a.m., Winston-Salem, North Carolina time, on a Business Day, on or prior to the Termination Date, we will honor the same no later than 11:00 a.m., Winston-Salem, North Carolina time, on the next succeeding Business Day. Advance notification of drawings to pay principal of and interest on the Bonds under this Letter of Credit also may be made by a telecopy transmission of the documents described in the applicable subparagraphs (a) through (e) above not less than one Business Day prior to the date of presentation to the telecopier number set forth above (with transmission confirmed by call to the telephone number set forth above) or such other telecopier and telephone numbers that we hereafter designate by written notice delivered to you. If presentation of a drawing to pay Purchase Price of Bonds or an advance notification of a drawing to pay principal of and interest on the Bonds is made by telecopier, it must contain an additional certification by you that the originals of the draft and the certificate on your letterhead manually signed by one of your officers will be concurrently forwarded to us by express courier to reach us by the next Business Day or the date of payment, as the case may be. Payment under this Letter of Credit will be made out of our funds and, if requested by you, will be made by wire transfer of federal funds to your account with any bank which is a member of the Federal Reserve System, or by deposit of immediately available funds into a designated account that you maintain with us.

      9. As used herein, the term "Business Day" shall mean any day on which our office at which drawings on this Letter of Credit are made and the offices of the Trustee, the Paying Agent, the Tender Agent, the Registrar and the Remarketing Agent (as each term is defined in the Indenture) are each open for business and on which The New York Stock Exchange is not closed.

      10. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at our office address set forth in or designated pursuant to Paragraph 8 above and shall specifically refer to the number of this Letter of Credit.
      11. This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture and may be successively so transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate substantially in the form of Exhibit 6 attached hereto and payment of our customary transfer fee.

      12. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds, the Indenture and the Reimbursement Agreement), except the forms of the certificates and the drafts referred to herein, and any such reference (except as aforesaid) shall not be deemed to incorporate herein, any document, instrument or agreement except for such certificates or drafts.

      13. This Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500 or by subsequent Uniform Customs and Practice for Documentary Credits fixed by subsequent Congresses of the International Chamber of Commerce (the "UCP") and, to the extent not inconsistent with the UCP, the laws of the State of Georgia.


                          Very truly yours,

                          WACHOVIA BANK, N.A.


                          By:
                          -----------------------------------------
                               Authorized Officer

                             EXHIBIT 1

          CERTIFICATE FOR THE PAYMENT OF PRINCIPAL OF THE
                   ATLANTIC AMERICAN CORPORATION
          TAXABLE VARIABLE RATE DEMAND BONDS, SERIES 1999


      The undersigned, a duly authorized officer of The Bank of New York (the "Trustee"), hereby certifies as follows to Wachovia Bank, N.A. (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      (1) The Trustee is the Trustee under the Indenture.

      (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of principal of the Bonds in accordance with
           Section 3.8 of the Indenture.

      (3) The amount of principal of the Bonds which is due and payable (or which has been declared to be due and payable) is $____________, and the amount of the draft accompanying this Certificate does not exceed such amount of principal.

      (4) The amount of the draft accompanying this Certificate does not include any amount in respect of the principal amount of any Pledged Bonds, does not exceed the amount available to be drawn under the Letter of Credit in respect of payment of principal of the Bonds and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

      [(5) The draft accompanying this certificate is the final draft to be drawn under the Letter of Credit with respect to principal and, upon the honoring of such draft, the Letter of Credit will expire in accordance with its terms and the Trustee will surrender the Letter of Credit to the Bank.]*

      IN  WITNESS   WHEREOF,   the  Trustee  has  executed  and  delivered  this
Certificate as of the _______ day of _______________, _____.


                          THE BANK OF NEW YORK,
                          as Trustee


                          By:
                          -----------------------------------------
                                [Name and Title]

* To be used only upon stated or accelerated maturity or optional or mandatory redemption of the Bonds as a whole.

                             EXHIBIT 2

          CERTIFICATE FOR THE PAYMENT OF INTEREST ON THE
                   ATLANTIC AMERICAN CORPORATION
          TAXABLE VARIABLE RATE DEMAND BONDS, SERIES 1999


      The undersigned, a duly authorized officer of The Bank of New York (the "Trustee"), hereby certifies as follows to Wachovia Bank, N.A. (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      (1) The Trustee is the Trustee under the Indenture.

      (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of interest accrued on the Bonds in accordance with Section 3.8 of the Indenture.

      (3) The amount of interest on the Bonds which is due and payable (or which has been declared to be due and payable) is $____________, and the amount of the draft accompanying this Certificate does not exceed such amount of interest.

      (4) The amount of the draft accompanying this Certificate does not include any amount in respect of the interest on any Pledged Bonds, does not exceed the amount available to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds, and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

      [(5) The draft accompanying this certificate is the final draft to be drawn under the Letter of Credit with respect to interest and, upon the honoring of such draft, the Letter of Credit will expire in accordance with its terms and the Trustee will surrender the Letter of Credit to the Bank.]*

      IN  WITNESS   WHEREOF,   the  Trustee  has  executed  and  delivered  this
Certificate as of the ______ day of _______________.


                          THE BANK OF NEW YORK,
                          as Trustee


                          By:
                          -----------------------------------------
                                [Name and Title]


--------------
* To be used only upon stated or accelerated maturity or optional or mandatory redemption of the Bonds as a whole.

                             EXHIBIT 3

          CERTIFICATE FOR THE PAYMENT OF THAT PORTION OF
           THE PURCHASE PRICE OF BONDS CORRESPONDING TO
          PRINCIPAL OF THE ATLANTIC AMERICAN CORPORATION
          TAXABLE VARIABLE RATE DEMAND BONDS, SERIES 1999


      The undersigned, a duly authorized officer of The Bank of New York (the "Trustee"), hereby certifies as follows to Wachovia Bank, N.A. (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      (1) The Trustee is the Trustee under the Indenture.

      (2) The Trustee is making a Tender Drawing under the Letter of Credit pursuant to Section 3.8(a)(ii) of the Indenture with respect to the purchase of Bonds corresponding to the principal of Bonds tendered or deemed tendered pursuant to Section 2.6 of the Indenture and not remarketed by the Remarketing Agent on or before the date such Bonds are to be purchased.

      (3) The amount of Purchase Price corresponding to principal of such Bonds less the amount of monies on deposit in the Bond Purchase Fund and available for the purchase of such Bonds as contemplated in Section 2.6(g)(i) of the Indenture is $____________ and the amount of the draft accompanying this Certificate does not exceed such amount of principal.

      (4) The amount of the draft accompanying this Certificate does not exceed the amount available to be drawn under the Letter of Credit in respect of the Purchase Price corresponding to principal of such Bonds and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

      IN  WITNESS   WHEREOF,   the  Trustee  has  executed  and  delivered  this
          Certificate as of the ______ day of _______________.

                          THE BANK OF NEW YORK,
                          as Trustee


                          By:
                          ------------------------------------------
                                [Name and Title]

                             EXHIBIT 4

          CERTIFICATE FOR THE PAYMENT OF THAT PORTION OF
           THE PURCHASE PRICE OF BONDS CORRESPONDING TO
           INTEREST ON THE ATLANTIC AMERICAN CORPORATION
          TAXABLE VARIATE RATE DEMAND BONDS, SERIES 1999


      The undersigned, a duly authorized officer of The Bank of New York (the "Trustee"), hereby certifies as follows to Wachovia Bank, N.A. (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      (1) The Trustee is the Trustee under the Indenture.

      (2) The Trustee is making a Tender Drawing under the Letter of Credit pursuant to Section 3.8(a)(ii) of the Indenture simultaneously herewith with respect to the purchase of Bonds corresponding to principal on Bonds tendered or deemed tendered pursuant to Section
           2.6 of the Indenture and not remarketed by the Remarketing Agent on or before the date such Bonds are to be purchased.

      (3) A portion of the Purchase Price of Bonds corresponding to interest on such Bonds less the amount of monies on deposit in the Bond Purchase Fund and available for the purchase of such Bonds as contemplated in
           Section 2.6(g)(i) of the Indenture is $____________ and the amount of the draft accompanying this Certificate does not exceed such amount of interest.

      (4) The amount of the draft accompanying this Certificate does not exceed the amount available to be drawn under the Letter of Credit in respect of the Purchase Price corresponding to interest on such Bonds and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

      IN  WITNESS   WHEREOF,   the  Trustee  has  executed  and  delivered  this
          Certificate as of the ______ day of ______________, _____.

                          THE BANK OF NEW YORK,
                          as Trustee


                          By:
                          ------------------------------------------
                                [Name and Title]

                             EXHIBIT 5

                   CERTIFICATE FOR THE PERMANENT
               REDUCTION OF LETTER OF CREDIT AMOUNT


      The undersigned, a duly authorized officer of The Bank of New York (the "Trustee"), hereby certifies as follows to Wachovia Bank, N.A. (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      (1) The Trustee is the Trustee under the Indenture.

      (2) The aggregate principal amount of the Bonds Outstanding (as defined in the Indenture) has been reduced to $-----------.

      (3)  The   Letter  of   Credit   Amount-Principal   Component   is  hereby
           correspondingly reduced to $___________.

      (4) The Letter of Credit Amount-Interest Component is hereby reduced to $____________ [calculated by multiplying the amount of the principal amount in the last line of paragraph (2) hereof by 12% and multiplying the product thereof by the quotient of 52 divided by 360] to reflect the amount of interest allocable to the reduced amount of principal set forth in paragraph (3) hereof.

      IN WITNESS WHEREOF, the Trustee has executed this Certificate as of the ______ day of _______________, ____.


                          THE BANK OF NEW YORK,
                           as Trustee


                          By:
                          -----------------------------------------
                                [Name and Title]

                             EXHIBIT 6

                      INSTRUCTION TO TRANSFER


                      ---------------, -----


Wachovia Bank, N.A.
International Operations
Standby Letters of Credit, NC-30034
401 Linden Street
Winston-Salem, North Carolina 27101

      Re:  Irrevocable Letter of Credit No. LC ___-______

Ladies and Gentlemen:

      For  value  received,  the  undersigned   beneficiary  hereby  irrevocably
instructs you to transfer to:

           -----------------------------------
           (Name of Transferee)

           -----------------------------------
           (Address)

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit"). The transferee has succeeded the undersigned as Trustee under the Indenture of Trust dated as of June 1, 1999 between Atlantic American Corporation and The Bank of New York, as trustee.

      By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

      IN  WITNESS   WHEREOF,   the  Trustee  has  executed  and  delivered  this
Certificate as of the _____ day of _____________, ___.

                          THE BANK OF NEW YORK,
                          as Trustee


                          By:
                          ------------------------------------------
                                [Name and Title]

                             EXHIBIT B

                                                       June 1, 1999

                          PROMISSORY NOTE


      1. FOR VALUE RECEIVED, the undersigned, ATLANTIC AMERICAN CORPORATION, a corporation organized and existing under the laws of the State of Georgia (the "Company"), promises to pay to the order of WACHOVIA BANK, N.A. (the "Bank"), at the office of the Bank in Atlanta, Georgia, or at such other place as the Bank hereafter may direct in writing, in legal tender of the United States of America, the principal sum of $25,000,000 or so much thereof as may be disbursed and remain outstanding from time to time hereafter as Tender Advances (as defined below) on the Termination Date (as defined below) with interest thereon (computed on the daily outstanding principal balance, for the actual number of days outstanding and a 360-day year) on each advance made hereunder from date of advance until paid in full at a rate per annum equal to the Prime Rate (as defined below) plus two percent (2%) with any change in such interest rate resulting from a change in the Prime Rate to become effective as of the opening of business on each date on which such change in the Prime Rate has occurred; provided, however, that if the Company fails to pay any portion of the principal of or accrued interest on any Tender Advance when due, interest on the unpaid principal amount of each Tender Advance shall accrue and be payable at the Default Rate (as defined below) from the date of such default until paid in full. Each Tender Advance may be endorsed on the schedule attached hereto and by this reference incorporated herein by the Bank (provided, however, that any failure by the Bank to make any such endorsement shall not limit, modify or affect the obligations of the Company hereunder). Accrued interest on the unpaid principal balance hereof from time to time outstanding shall be due and payable
(i) on each Payment Date (as defined below), and (ii) upon payment or prepayment of any Tender Advance (but only on the principal so paid or prepaid), and (iii) at maturity. All principal hereunder shall be due and payable on the Termination Date.

      2. This Promissory Note evidences borrowings under, is subject to and secured by, and shall be paid and enforced in accordance with, the terms of that certain Reimbursement and Security Agreement dated as of even date herewith between the Bank and the Company (such Agreement as it may be amended or supplemented from time to time is hereinafter called the "Reimbursement Agreement"), the terms and provisions of which are hereby incorporated herein by reference and made a part hereof, and is the "Reimbursement Note" as that term is defined in Section 1.1 of the Reimbursement Agreement.

      3. Nothing herein shall limit any right granted to the Bank by any other instrument or by law or equity.

      4. The Company hereby waives demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be provided for in the Reimbursement Agreement.

      5. The Company may prepay any Tender Advance at any time or from time to time without penalty or premium, provided that the Company shall give the Bank notice of each prepayment as set forth in the Reimbursement Agreement.

      6. The Company agrees that if the Company fails to pay any amount when due under this Promissory Note and any such amount is thereafter collected by law or through an attorney at law, the Company shall pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees, all as set forth in the Reimbursement Agreement.

      As used herein, the terms "Tender Advance", "Termination Date", "Prime Rate", "Default Rate" and "Payment Date" shall have the same meaning given each such term in Article I of the Reimbursement Agreement.

      IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed under seal as of the day and year first above written.

                          ATLANTIC AMERICAN CORPORATION


                          By:
                              __________________________________(SEAL)
                     Name:__________________________________
                                     Title:
                                ----------------------------------

                             SCHEDULE


                      AMOUNT OF TENDER        AMOUNT OF PAYMENT OR
      DATE                  ADVANCE                     PREPAYMENT